UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

RED HAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33162	06-1364380
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Davie St., Raleigh, North Carolina 27601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (919) 754-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On August 11, 2016, Red Hat, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders approved the Company’s 2016 Performance Compensation Plan (the “PCP”) and the Company’s 2016 Employee Stock Purchase Plan (the “ESPP”). A description of the material terms and conditions of the PCP and the ESPP are set forth under the headings “Item No. 4-Approval of the 2016 Performance Compensation Plan” and “Item No. 5-Approval of the 2016 Employee Stock Purchase Plan”, respectively, in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on June 23, 2016, which descriptions are filed as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference. The descriptions of the PCP and the ESPP incorporated herein by reference do not purport to be complete and are qualified in their entirety by reference to the full text of the PCP and the ESPP, respectively, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 11, 2016, the Company held its Annual Meeting. Of the 181,088,990 shares of common stock outstanding as of June 15, 2016, the record date, 162,539,747 shares were represented at the Annual Meeting (in person or by proxy), constituting 89.76% of the outstanding shares entitled to vote.

At the Annual Meeting, stockholders of the Company (1) elected Sohaib Abbasi, W. Steve Albrecht, Charlene T. Begley, Narendra K. Gupta, Kimberly L. Hammonds, William S. Kaiser, Donald H. Livingstone, H. Hugh Shelton and James M. Whitehurst as directors of the Company, each to serve for a one-year term expiring at the 2017 Annual Meeting of Stockholders, (2) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2017, (3) approved a non-binding advisory resolution relating to the Company’s executive compensation, (4) approved the 2016 Performance Compensation Plan, and (5) approved the 2016 Employee Stock Purchase Plan.

The final voting results are set forth below.

1.	The election of nine members to the Board, each to serve for a one-year term expiring at the 2017 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Sohaib Abbasi	151,459,935	311,093	983,977	9,784,742
W. Steve Albrecht	149,769,266	2,004,255	981,484	9,784,742
Charlene T. Begley	149,940,955	1,832,615	981,435	9,784,742
Narendra K. Gupta	149,767,447	2,002,198	985,360	9,784,742
Kimberly L. Hammonds	150,310,674	1,462,222	982,109	9,784,742
William S. Kaiser	134,122,829	17,649,490	982,686	9,784,742
Donald H. Livingstone	151,407,023	365,148	982,834	9,784,742
H. Hugh Shelton	150,518,967	1,257,320	978,718	9,784,742
James M. Whitehurst	148,807,995	2,781,082	1,165,928	9,784,742

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2017:

For	Against	Abstain
159,511,062	2,022,421	1,006,264

3.	Approval, on an advisory basis, of the following non-binding resolution relating to the Company’s executive compensation:

RESOLVED, that the compensation paid to the Company’s Named Officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion of the Proxy Statement for the 2016 Annual Meeting of Stockholders, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
148,942,191	2,661,350	1,151,464	9,784,742

4.	Approval of Red Hat’s 2016 Performance Compensation Plan:

For	Against	Abstain	Broker Non-Votes
149,165,585	2,487,320	1,102,100	9,784,742

5.	Approval of Red Hat’s 2016 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
141,922,845	9,781,499	1,050,661	9,784,742

Item 8.01.	Other Events

On August 11, 2016, the Board of Directors determined that, effective immediately, the number of directors would be fixed at nine.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2016	RED HAT, INC.

	By:	/s/ R. Brandon Asbill
		Name:	R. Brandon Asbill
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Red Hat, Inc. 2016 Performance Compensation Plan

10.2	Red Hat, Inc. 2016 Employee Stock Purchase Plan

99.1	Text of “Item No. 4-Approval of the 2016 Performance Compensation Plan” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 23, 2016

99.2	Text of “Item No. 5-Approval of the 2016 Employee Stock Purchase Plan” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 23, 2016